 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 1, 2005

BAS CONSULTING, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	0-50212	81-0592184
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5675B Baldwin Court, Norcross, Georgia       30071

      (Address of Principal Executive Offices)    (Zip Code)

Registrant's telephone number, including area code (770) 378-4180

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 – Entry into a Material Definitive Agreement

On June 1, 2005, BAS Consulting, Inc., a Nevada company (the "Company"), entered into an agreement (the "Exchange Agreement") to acquire all of the issued and outstanding stock of Earjoy Group Limited (“Earjoy”), a company incorporated in the British Virgin Islands, pursuant to a Share Exchange Agreement by and among the Company, Earjoy and the shareholders of Earjoy listed on the Counterpart Signature Pages in the Exchange Agreement.

Pursuant to the Exchange Agreement, Earjoy will become a wholly-owned subsidiary of the Company, following the exchange of all outstanding  Earjoy shares for 23,375,000 newly-issued shares of the Company’s common stock to the shareholders of Earjoy. The 23,375,000 shares of common stock issued to the shareholders of Earjoy will represent 93.5% of the Company's 25,000,000 outstanding stock following the (i) completion of the transaction and  (ii) the 1 for 6.433138 reverse stock split with respect to the Company’s previously outstanding 10,453,850 shares which amount to 1,625,000 post-split Company shares. The shares of the Company and Earjoy exchanged pursuant to this Agreement will be deposited in escrow and will be released upon confirmation that the Company has received a trading symbol for its securities from the NASD.  See also Item 5.01 below.

As part of the Exchange Agreement, the business operations previously conducted by the Company were discontinued.

Joan Zhang and Jin Biao were appointed to fill vacancies on the Company's board of directors. The Board of Directors will be unable to enter into any agreement or make any financial commitments without the written approval of counsel to the Company, or his designee until all shares held in escrow have been released.

The Company is not aware of any arrangements which may at a subsequent date result in a change in control.

Overview

Earjoy, through its wholly-owned subsidiary, Hangzhou AiDa Pharmaceutical Co., Ltd. (“Aida”), is a product-focused pharmaceuticals company engaged in the formulation, clinical testing, registration, manufacture, sales and marketing of advanced pharmaceutical products in mainland China.  The Company’s mission is to discover, develop and market meaningful new therapies that improve human health.  Aida, in operation since March 1999, is headquartered in Hangzhou, China with manufacturing, distribution and sales points throughout mainland China.

Aida is Good Manufacturing Practices (“GMP”) and ISO9002 certified for global quality assurance and ISO14000 certified for ecologically-friendly practices. It has a patented prescription drug on the market in China, etimicin sulfate powder, which is the first antibiotic developed in China and is suitable for treatment of various inflammations such as acute bronchitis, pulmonary infections, kidney and urinogenital infection, acute pyelonephritis, chronic cystitis and soft skin tissue infections. Several other promising new drugs are in development.

The Company will change its name to Aida Pharmaceuticals, Inc. in the near future.

Item 5.01 – Change in Control of Resident

See Item 1.01 above.  The issuance of the aforesaid 23,375,000 shares to be held in escrow as indicated above, will result in the seven (7) recipients of such shares, owning 93.5% of all outstanding Company common stock, as indicated on attached Exhibit “A”.

Additional changes of control, exclusive of stock ownership, are indicated below in Item 5.02

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On June 1, 2005, B. Alva Schoomer and Stanley Priskie resigned as officers and directors, effective upon the filing of this report on Form 8K, following the signing of the Exchange Agreement and the appointment of Joan Zhang and Jin Biao as replacements.

Joan Zhang, who is 38 years old, has been a Director of Earjoy since 2004. Ms. Zhang is an attorney who practiced securities law from 1991-1994. Thereafter, she has been involved in consulting to and managing companies and is CEO of Asia Business Consulting Co., Ltd. She holds a masters degree from East China Normal University and a law degree from East China Politics and Law University and was a Sloan Fellow at Stanford University.

Jin Biao has been Chairman of Earjoy since November 2004. He has served in various executive and supervisory positions with pharmaceutical companies in China since 1968. He holds degrees from Hangzhou Medical School and Pharmaceutical University of China.

Item 5.03 – Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

To comply with terms of the Exchange Agreement, the Company will file an amendment to its Articles of Incorporation to increase its authorized number of shares of common stock from 24,000,000 to 75,000,000 in accordance with Schedule 14 C Information Statement being filed with the SEC.

Item 9.01 Financial Statements and Exhibits

The following exhibits are filed as part of this Current Report

(c) Exhibits

4.0	Share Exchange Agreement
*	Unaudited Pro Forma Financial Statements
*	Audited Financial Statements of Hangzhou AiDa Pharmaceutical Co., Ltd.

* Financial exhibits are included at the end of this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAS CONSULTING, INC.

/s/

B. Alva Schoomer

By: ___________________________

Name: B. Alva Schoomer

Title:

Chief Executive Officer and Chairman of the Board

Dated: June 1, 2005

EXHIBIT A

Total and percentage of shares to be delivered by the Company to the Earjoy Shareholders:

Names and Address (if known) of Each Shareholder	Number of Company Shares	Percentage of Company Shares

Union Zone Management Ltd. No. 31 Dingjiang Road Hangzhou Zhejieng PRC 31006	14,025,000	56.1%

Panasia Strategy Investment Co. Ltd. No. 8 Building 2558 Yan'an Rd. W Shanghai, PRC 201103	4,675,000	18.7%

Winsummit China Growing Holdings, Ltd. No. 8 Building 2558 Yan'an Rd. W Shanghai, PRC 201103	1,870,000	7.48%

Chan Kwan Hung	818,125	3.2750%

Chung Chi Wan Kenny	584,375	2.3375%

Kang Woon	701,250	2.805%

Wong Man Chun Lawrence	701,250	2.805%

Unaudited Pro Forma Condensed Financial Statements

The following unaudited pro forma condensed financial statements of BAS Consulting, Inc. (the "BAS") have been prepared to indicate how the financial statements of BAS might have looked if the Merger with Earjoy Group Limited and transactions related to that Merger had occurred as of the beginning of the period presented.

The pro forma condensed financial statements have been prepared using the historical financial statements of the Company and Earjoy Group Limited (“Earjoy”) as of and for the years ended December 31, 2004 and 2003 assuming that the Merger took place as of the first day of each respective period. The acquisition of Earjoy by BAS has been accounted for as a reverse acquisition for financial accounting purposes. The reverse merger is deemed a capital transaction and the net assets of Earjoy (the accounting acquirer) are carried forward to BAS (the legal acquirer and the reporting entity) at their carrying value before the combination. The acquisition process utilizes the capital structure of BAS and the assets and liabilities of Earjoy which are recorded at historical cost. The unaudited pro forma financial statements also assume that the historical business of BAS was discontinued concurrent with the effective date of the Merger.

The pro forma condensed financial statements should be read in conjunction with a reading of the historical financial statements of BAS and Earjoy. The pro forma condensed financial statements are presented for illustrative purposes only and are not intended to be indicative of actual financial condition or results of operations had the Merger been in effect during the periods presented, or of financial condition or results of operations that may be reported in the future.

Unaudited Pro Forma Balance Sheet

2004

	Historical		Pro Forma
	BAS	Earjoy	Adjustments	Combined

ASSETS

Current Assets:
Cash	$ -	$ 2,856,569		$ 2,856,569
Restricted cash	-	258,805		258,805
Accounts receivable - net	-	6,122,787		6,122,787
Notes receivable	-	1,726,545		1,726,545
Inventories	-	5,206,529		5,206,529
Other current assets	-	2,599,431		2,599,431
Total	-	18,770,666		18,770,666

PROPERTY AND EQUIPMENT – net	-	4,747,140		4,747,140
OTHER ASSETS	-	1,728,986		1,728,986
TOTAL	$ -	$25,246,792		$25,246,792

LIABILITIES & EQUITY

Current Liabilities:
Short-term debt	-	$ 8,625,868		$ 8,625,868
Accounts payable	$ 33,000	1,148,299	$ (33,000)	1,148,299
Due to related parties	-	5,952,226		5,952,226
Other	-	1,587,516		1,587,516
Total	33,000	17,313,909	(33,000)	17,313,909

LONG-TERM DEBT	-	1,087,416		1,087,416
OTHER LIABILITIES	-	1,733,840		1,733,840
Total	33,000	20,135,165	(33,000)	20,135,165

SHAREHOLDERS” EQUITY
Registered Capital	-	3,443,323	(3,443,323)	-
Reserve Fund	-	449,957	(449,957)	-
Preferred stock	-	-		-
Common stock	10,454	-	14,546	25,000
Additional paid-in capital	45,239	-	3,878,734	3,923,973
Retained earnings	(88,693)	1,218.203	33,000	1,162,510
Accumulated other comprehensive income	-	144		144
Total	(33,000)	5,111,627	33,000	5,111,627

TOTAL	$ -	$25,246,792	$ -	$25,246,792

Unaudited Pro Forma Balance Sheet

2003

	Historical		Pro Forma
	BAS	Earjoy	Adjustments	Combined

ASSETS

Current Assets:
Cash	$ -	$ 2,515,493		$ 2,515,493
Accounts receivable - net	-	3,240,576		3,240,576
Inventories	-	3,064,239		3,064,239
Other current assets	-	1,310,469		1,310,469
Total	-	10,130,777		10,130,777

PROPERTY AND EQUIPMENT – net	-	3,865,844		3,865,844
OTHER ASSETS	-	3,810,138		3,810,138
TOTAL	$ -	$17,806,759		$17,806,759

LIABILITIES & EQUITY

Current Liabilities:
Short-term debt	-	$ 7,337,876		$ 7,337,876
Accounts payable	$ 17,000	719,719	$ (17,000)	719,719
Due to related parties	-	1,364,653		1,364,653
Other	-	2,036,793		2,036,793
Total	17,000	11,459,041	(17,000)	11,459,041

LONG-TERM DEBT	-	1,208,212		1,208,212
OTHER LIABILITIES	-	883,615		883,615
Total	17,000	13,550,868	(17,000)	13,550,868

SHAREHOLDERS” EQUITY
Registered Capital	-	2,476,743	(2,476,743)	-
Reserve Fund	-	117,875	(117,875)	-
Preferred stock	-	-		-
Common stock	9,000	-	16,000	25,000
Additional paid-in capital	-	-	2,578,618	2,578,618
Retained earnings	(26,000)	1,661,125	17,000	1,652,125
Accumulated other comprehensive income	-	148		148
Total	(33,000)	4,255,891	17,000	4,255,891

TOTAL	$ -	$17,806,759	$ -	$17,806,759

Unaudited Pro Forma Statement of Operations

Year Ended December 31, 2004

	Historical		Pro Forma
	BAS	Earjoy	Adjustments	Combined

Revenues	$ 6,500	$18,237,796	$ (6,500)	$18,237,796

Cost of Sales	-	(6,871,976)		(6,871,976)

Gross Profit	6,500	11,365,820	(6,500)	11,365,820

Research and Development	-	(263,081)		(263,081)

Selling and Distribution	-	(6,036,561)		(6,036,561)

General and Administrative	(69,195)	(2,076,523)	69,195	(2,076,523)

Income from Operations	-	2,989,655		2,989,655

Other – net	-	(345,167)		(345,167)

Income Before Income Taxes	(62,693)	2,644,488	62,693	2,644,488

Income Taxes	-	(171,645)		(171,645)

Income Before Minority Interest	(62,693)	2,472,843	62,693	2,472,843

Minority Interest	-	(837,903)		(837,903)

Net Income	(62,693)	1,634,940	62,693	1,634,940

Foreign Currency Translation	-	(4)		(4)

Comprehensive Income	$ (62,693)	$ 1,634,936	$ 62,693	$ 1,634,936

Unaudited Pro Forma Statement of Operations

Year Ended December 31, 2003

	Historical		Pro Forma
	BAS	Earjoy	Adjustments	Combined

Revenues	$ 18,000	$12,589,528	$ (18,000)	$12,589,528

Cost of Sales	-	(4,772,222)		(4,772,222)

Gross Profit	18,000	7,817,306	(18,000)	7,817,306

Research and development	-	(120,817)		(120,817)

Selling and distribution	-	(4,354,291)		(4,354,291)

General and Administrative	(35,000)	(1,415,024)	35,000	(1,415,024)

Income from Operations	(17,000)	1,920,419	17,000	1,920,419

Other – net	-	254,532		254,532

Income Before Income Taxes	(17,000)	2,174,951		2,174,951

Income Taxes	-	(706,434)		(706,434)

Income Before Minority Interest	(17,000)	1,468,517	17,000	1,468,517

Minority Interest	-	(133,960)		(133,960)

Net Income	(17,000)	1,334,557	17,000	1,334,557

Foreign Currency Translation	-	156		156

Comprehensive Income	$ (17,000)	$ 1,334,713	$ 17,000	$ 1,334,713

HANGSHOU AIDA PHARMACEUTICALS CO., LTD.

AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED

DECEMBER 31, 2004 AND 2003

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

CONTENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2004 AND 2003

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

CONSOLIDATED STATEMENTS OF CHANGE IN SHAREHOLDERS’ EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEARS ENDED

DECEMBER 31, 2004 AND 2003

PAGE 7-30

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS AS OF

DECEMBER 31, 2004 AND 2003

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the board of Directors and Shareholders of

Hangzhou Aida Pharmaceuticals Co., Ltd. and Subsidiaries

We have audited the accompanying consolidated balance sheets of Hangzhou Aida Pharmaceuticals Co., Ltd. and subsidiaries (the “Company”) as of December 31, 2004 and 2003 and the related consolidated statements of income and comprehensive income, changes in shareholders’ equity and cash flows for the years then ended.  These consolidated financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).  These standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Hangzhou Aida Pharmaceuticals Co., Ltd. and subsidiaries as of December 31, 2004 and 2003 and the consolidated results of their operations and their cash flows for the years then ended in conformity with accounting policies generally accepted in the United States of America.

/s/ Weinberg & Company, P.A.

Weinberg & Company, P.A.

Boca Raton, Florida

April 12, 2005

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

AS OF DECEMBER 31, 2004 AND 2003

ASSETS	2004	2003
CURRENT ASSETS
Cash and cash equivalents	$2,856,569	$2,515,493
Restricted cash	258,805	-
Accounts receivable, net of allowance for doubtful accounts
of $130,610 and $14,230, respectively	6,122,787	3,240,576
Notes receivable	1,726,545	-
Inventories, net	5,206,529	3,064,239
Due from related parties	610,452	444,637
Other receivables and prepaid expenses	966,712	572,488
Due from employees	739,385	139,181
Prepayments for goods	282,882	85,156
Deferred taxes	-	69,007
Total current assets	18,770,666	10,130,777

Plant and equipment, net	4,747,140	3,865,844
Land use right, net	591,620	603,057
Construction in progress	51,494	1,174,557
Patents, net	178,583	261,811
Long term investments	640,320	640,320
Due from related parties	25,745	623,965
Due from employees	26,286	292,933
Deferred taxes	214,938	213,495
TOTAL ASSETS	$25,246,792	$17,806,759
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$1,148,299	$719,719
Other payables and accrued liabilities	1,022,532	1,068,871
Short term debt	8,625,868	7,337,876
Due to related parties	5,952,226	1,364,653
Taxes payable	26,104	506,825
Customer deposits	431,427	397,967
Deferred taxes	107,453	63,130
Total current liabilities	17,313,909	11,459,041

LONG-TERM LIABILITIES
Long-term bank loan	1,087,416	1,208,212
Deferred taxes	174,623	162,329
Minority interest	1,559,217	721,286
Total long-term liabilities	2,821,256	2,091,827
TOTAL LIABILITIES	20,135,165	13,550,868

SHAREHOLDERS' EQUITY
Registered capital	3,443,323	2,476,743
Reserve fund	449,957	117,875
Retained earnings	1,218,203	1,661,125
Accumulated other comprehensive income	144	148
Total Shareholders' Equity	5,111,627	4,255,891
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$25,246,792	$17,806,759
See accompanying notes to the consolidated financial statements.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

	2004	2003

REVENUES	$18,237,796	$12,589,528

COST OF GOODS SOLD	(6,871,976)	(4,772,222)

GROSS PROFIT	11,365,820	7,817,306

Research and development costs	(263,081)	(127,572)

Selling and distribution expenses	(6,036,561)	(4,354,291)

General and administrative expenses	(2,076,523)	(1,415,024)

INCOME FROM OPERATIONS	2,989,655	1,920,419

OTHER INCOME (EXPENSE)

Investment income	-	120,817

Interest expense	(505,059)	(340,801)

Government grants	-	226,868

Forgiveness of debt	-	208,106

Other income, net	159,892	39,542

INCOME BEFORE INCOME TAXES	2,644,488	2,174,951

INCOME TAXES	(171,645)	(706,434)

INCOME BEFORE MINORITY INTEREST	2,472,843	1,468,517

MINORITY INTEREST	(837,903)	(133,960)

NET INCOME	1,634,940	1,334,557

FOREIGN CURRENCY TRANSLATION (LOSS) GAIN	(4)	156

COMPREHENSIVE INCOME	$1,634,936	$1,334,713
See accompanying notes to the consolidated financial statements.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

				Accumulated
				Other
	Registered	Reserve	Retained	Comprehensive
	Capital	Fund	Earnings	Income/(Loss)	Total

BALANCE, JANUARY 1, 2003	$2,476,743	$117,875	$326,568	$(8)	$2,921,178

Net income	-	-	1,334,557	-	1,334,557

Foreign currency translation gain	-	-	-	156	156

BALANCE, DECEMBER 31, 2003	$2,476,743	$117,875	$1,661,125	$148	$4,255,891

Capital contribution	966,580	-	-	-	966,580

Reserve fund	-	332,082	(332,082)	-	-

Dividend	-	-	(1,745,780)	-	(1,745,780)

Foreign currency translation loss	-	-	-	(4)	(4)

Net income	-	-	1,634,940	-	1,634,940

BALANCE, DECEMBER 31, 2004	$3,443,323	$449,957	$1,218,203	$144	$5,111,627
See accompanying notes to the consolidated financial statements.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

	2004	2003
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,634,940	$1,334,557
Adjustments to reconcile net income to net cash (used in)
provided by operating activities:
Depreciation and amortization	609,338	493,703
Provision for doubtful accounts	116,380	14,230
Inventory provision	200,017	-
Gain on sale of plant and equipment	-	(38,805)
Deferred taxes	124,181	74,042
Forgiveness of debt	-	208,106
Minority interests' share of net income	837,903	133,960
Other	-	3,261

Changes in operating assets and liabilities:
(Increase) Decrease In:
Accounts receivable	(2,998,591)	(1,200,957)
Inventories	(2,342,307)	(717,278)
Other receivables and prepaid expenses	(394,224)	(418,322)
Prepayment for goods	(197,726)	308,403
Increase (Decrease) In:
Accounts payable	428,580	28,674
Other payables and accrued liabilities	(46,339)	525,838
Taxes payable	(480,721)	323,465
Customer deposits	33,460	82,645
Net cash (used in) provided by operating activities	(2,475,109)	1,155,522

CASH FLOWS FROM INVESTING ACTIVITIES
Restricted cash	(258,805)	-
Purchase of plant and equipment	(229,931)	(1,118,558)
Cash received from sale of plant and equipment	-	109
Purchases of construction in progress	(42,974)	(746,169)
Purchase of land use right	-	(4,486)
Notes receivable	(1,726,545)	-
Due from related parties	432,405	(81,772)
Due from employees	(333,557)	(107,833)
Purchase of patents	-	(175,198)
Net cash used in investing activities	(2,159,407)	(2,233,907)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from short-term debt	10,259,176	11,131,145
Repayments of short-term debt	(8,971,184)	(11,277,054)
Proceeds from related parties	4,587,573	618,314
Proceeds from capital contribution	966,580	247,704
Proceeds from long-term bank loans	-	1,208,212
Repayment of long-term bank loans	(120,796)	-
Dividend	(1,745,781)	-
Net cash provided by financing activities	4,975,568	1,928,321

INCREASE IN CASH AND CASH EQUIVALENTS	341,052	849,936
(continued)

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

	2004	2003

Effect of exchange rate changes on cash	24	156
Cash and cash equivalents at beginning of year	2,515,493	1,665,401

CASH AND CASH EQUIVALENTS AT END OF YEAR	$2,856,569	$2,515,493

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid	$(528,186)	$(308,943)
Interest paid	$(527,170)	$(385,020)

SUPPLEMENTAL NON-CASH DISCLOSURES:

During 2004, $1,166,036 was transferred from construction in progress to plant and equipment

During 2003, $757,012 was transferred from construction in progress to plant and equipment

During 2003, $299,636 of due from related parties was settled by transferring a transfusion production line with a net book value of $268,558 resulting in a $31,078 gain.

See accompanying notes to the consolidated financial statements.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

1.

ORGANIZATION AND PRINCIPAL ACTIVITIES

Hangzhou Aida Pharmaceuticals Co., Ltd. (“Aida”) was incorporated on March 26, 1999 as a company with limited liability under the laws of the People’s Republic of China (“PRC”).  The Company is owned 100% by Earjoy Group Ltd.

The primary operations of Aida and its subsidiaries (the “Company”) are the development, production and distribution of cardiovascular and anti cancer drugs, in the form of powder for injection, liquid for intravenous injection, capsule, tablet, ointment, etc., within the PRC.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)

Principles of Consolidation

The consolidated financial statements include the accounts of Aida and its wholly owned subsidiary, Hangzhou Boda Medical Research and Development Co., (“Boda”) and its 50% owned subsidiary Hainan Aike Pharmaceutical Co., Ltd. (“Hainan”).  The Company exercises significant influence over Hainan by controlling over 50% of the voting rights.  Hainan owns 95% of Yang Pu Aike Pharmaceutical Co., Ltd. (“Yangpu”).

All significant inter-company accounts and transactions have been eliminated in consolidation.

Certain prior year accounts have been reclassified to conform to the current year’s presentation.

(b)

Concentrations

The Company has four major customers who account for the following percentage of total sales and total accounts receivable in 2004 and 2003:

	Sales		Accounts Receivable
Major Customers	2004	2003	2004	2003

Company A	9%	11%	7%	6%
Company B	5%	-	13%	-
Company C	5%	-	3%	-
Company D	5%	-	6%	-

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

2.

SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (CONTINUED)

The Company has two major suppliers: Zheijiang Guobang Veterinary Drug Co., Ltd., a company controlled by a director of the Company and Changzhou Fangyuan Pharmaceutical Ltd., in which the Company has 14% equity interest.  The purchase from Zhejiang Guobang Veterinary Drug Co., Ltd. amounted to $2,740,446 in 2004 and the purchases from Changzhou Fangyuan Pharmaceutical Ltd. amounted to $1,102,597 and $2,416,020 in 2004 and 2003, respectively.  Also see Note 17.

The sole market of the Company is the PRC for the years ended December 31, 2004 and 2003.

Of the total revenue for 2004 and 2003, 46% and 59%, respectively, was fully dependent on the patent for Etimicin Sulfate owned by the Company.  The net book value of the patent is $178,583 and $261,811 at December 31, 2004 and 2003, respectively.

(c)

Economic and Political Risks

The Company’s operations are conducted in the PRC.  Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, and by the general state of the PRC economy.

The Company’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe.  These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange.  The Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and method of taxation, among other things.

(d)

Use of Estimates

The preparation of the consolidated financial statements in conformity with generally accepted accounting principles in the United States of American requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

2.

SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (CONTINUED)

Management makes these estimates using the best information available at the time the estimates are made.  Actual results could differ materially from those estimates.

(e)

Fair Value of Financial Instruments

The Company’s financial instruments include cash and cash equivalents, restricted cash, accounts receivable, notes receivable, due to/from related parties, other receivables and prepaid expenses, due from employees, prepayments for goods, accounts payable, other payables and accrued liabilities, debt, tax payables and customer deposits.  Management has estimated that the carrying amount approximates fair value due to their short-term nature.

(f)

Cash and Cash Equivalents

For financial reporting purposes, the Company considers all highly liquid investments purchased with original maturity of three months or less to be cash equivalents.  The Company does not maintain any bank accounts in the United States of America.

Restricted cash at December 31, 2004 represents time deposits on account to secure notes payable.  See Note 11.

(g)

Inventories

Inventories are stated at the lower of cost or net realizable value.  Cost of raw materials is determined on the basis of weighted average.  Finished goods are determined on the weighted average basis and comprise direct materials, direct labor and an appropriate proportion of overhead.

Net realizable value is based on estimated selling prices less any further costs expected to be incurred for completion and disposal.

As of December 31, 2004 and 2003, the Company has an inventory reserve of $200,017 and $0, respectively, for obsolete finished goods.

(h)

Trade Receivables

Trade receivables are recognized and carried at original invoice amount less allowance for any uncollectible amounts.  An estimate for doubtful accounts is made when collection of the full amount is no longer probable.  As of December 31, 2004 and 2003, the Company has an allowance for doubtful accounts of $130,610 and $14,230, respectively.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

2.

SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (CONTINUED)

(i)

Prepayment for goods

Prepayments for goods represent cash paid in advance to suppliers for purchasing raw materials.

(j)

Long-Term Investments

The Company had invested in four companies in the PRC that have operations in the pharmaceutical industry.  The investment in one of the companies was fully written off prior to 2003.  As of December 31, 2004 and 2003, the Company does not have more than 20% interest in any of these investments and does not exercise significant influence over them.  The Company accounts for these investments under the cost method.  Investment income is recognized by the Company when the investee declares a dividend and the Company believes it is collectible.  Also see Note 10.

(k)

Plant and Equipment

Plant and equipment are carried at cost less accumulated depreciation and amortization.  Depreciation is provided over their useful lives, using the straight-line method.  Leasehold improvements are amortized over the life of the asset or the term of the lease, whichever is shorter.  Estimated useful lives are as follows:

Buildings

20 to 40 years

Machinery

10 years

Motor vehicles

10 years

Office equipment

5 years

Leasehold improvements

5 to 20 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income.  The cost of maintenance and repairs is charged to income as incurred, whereas significant renewals and betterments are capitalized.

(l)

Construction in Progress

Construction in progress represents direct costs of construction or the acquisition cost of buildings or machinery and design fees.  Capitalization of these costs ceases and the construction in progress is transferred to fixed assets when substantially all the activities necessary to prepare the assets for their intended use are completed.  No depreciation is provided until the assets are completed and ready for their intended use.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

2.

SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (CONTINUED)

(m)

Capitalized Interest

The Company capitalizes interest as a component of building construction costs.  Total interest expense incurred for the years ended December 31, 2004 and 2003 amounted to $527,170 and $385,020, respectively.  Total interest expense capitalized as part of the construction costs for the years ended December 31, 2004 and 2003 amounted to $22,111 and $44,219, respectively.

(n)

Land Use Right

According to the laws of China, the government owns all the land in China.  Companies or individuals are authorized to possess and use the land only through land use rights granted by the Chinese government.  The land use right granted to the Company is being amortized using the straight-line method over the lease term of fifty years.

(o)

Patents

Patents are comprised of the purchased cost of production licenses for new medicines.  Patents are amortized over their beneficial periods of 2 to 5 years, using the straight-line method.

(p)

Impairment of Long-Term Assets

Long-term assets of the Company are reviewed annually as to whether their carrying value has become impaired, pursuant to the guidelines established in Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”.  The Company also periodically evaluates the amortization periods of its depreciable assets to determine whether subsequent events and circumstance warrant revised estimates of the useful lives.

(q)

Revenue Recognition

Revenue represents the invoiced value of goods sold recognized upon delivery of goods to customers.  Revenue is recognized when all of the following criteria are met:

- Persuasive evidence of an arrangement exists,

- Delivery has occurred or services have been rendered,

- The seller’s price to the buyer is fixed or determinable, and

- Collectibility is reasonably assured.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

2.

SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (CONTINUED)

For fixed-priced refundable contracts, the Company recognizes revenue on a completion basis.  Progress payments received/receivable are recognized as revenue only if the specified criteria are achieved, accepted by the customer, confirmed not refundable and continued performance of future research and development services related to the criteria are not required.

(r)

Government Grants

Grants received from the PRC Government for assisting the Company’s technical research and development are recognized as other income when the proceeds are received or collectible.

During 2004 and 2003, $0 and $226,868 was received from the PRC Government for assisting the Company’s technical research and development.

(s)

Research and Development Costs

Expenditures relating to the development of new products and processes, including significant improvements to existing products are expensed as incurred.  Research and development expenses were $263,081 and $127,572 for the years ended December 31, 2004 and 2003, respectively.

(t)

Retirement Benefits

Retirement benefits in the form of contributions under defined contribution retirement plans to the relevant authorities are charged to operations as incurred.  Retirement benefits amounting to $83,824 and $42,162 were charged to operations for the years ended December 31, 2004 and 2003, respectively.

(u)

Foreign Currency Translation

The accompanying consolidated financial statements are presented in United States dollars.  The functional currency of the Company is Renminbi (RMB).  The consolidated financial statements are translated into United States dollars from RMB at year-end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses.  Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

	2004	2003
Year end RMB: US$ exchange rate	8.2765	8.2767
Average yearly RMB: US$ exchange rate	8.2766	8.2770

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

2.

SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (CONTINUED)

(v)

Income Taxes

The Company accounts for income tax using the asset and liability approach.  Deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.  A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future utilization is uncertain.

(w)

Reserve Fund

In 2004 and 2003, the Company transferred 15% of its PRC profit after taxation to the surplus reserve fund in the amount of $332,082 and $0, respectively.  As of December 31, 2004 and 2003, the Company’s accumulated reserve fund is $449,957 and $117,875, respectively.  No reserve fund was recognized in 2003 because the Company was not considered a Foreign Invested Enterprise.

Subject to certain restrictions set in the PRC Companies law, the surplus reserve fund may be distributed to shareholders in the form of share bonus issues and/or cash dividends.

(x)

Comprehensive Income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distribution to owners. Among other disclosures, all items that are required to recognize under current accounting standards as components of comprehensive income should be reported in a financial statement that is presented with the same prominence as other financial statements.  The Company’s only current component of comprehensive income is the foreign currency translation adjustment.

(y)

Segments

The Company operates in one business segment, the development, production and distribution of pharmaceutical products.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

2.

SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (CONTINUED)

(z)

Recent Accounting Pronouncements

In January 2003, (as revised in December 2003) The Financial Accounting Standards Board (“FASB”) issued Interpretation No. 46, “Consolidation of Variable Interest Entities”, an interpretation of Accounting Research Bulletin (“ARB”) No. 51, “Consolidated Financial Statements”.  Interpretation No. 46 addresses consolidation by business enterprises of equitable interest entities, which have one or both of the following characteristics: (i) the equity investment at risk is not sufficient to permit the entity to finance its activities without additional subordinated support from other parties, which is provided through other interest that will absorb some or all of the expected losses of the entity; (ii) the equity investors lack one or more of the following essential characteristics of a controlling financial interest: the direct or indirect ability to make decisions about the entities activities through voting rights or similar rights; or the obligation to absorb the expected losses of the entity if they occur, which makes it possible for the entity to finance its activities; the right to receive the expected residual returns of the entity if they occur, which is the compensation for the risk of absorbing the expected losses.

Interpretation No. 46, as revised, also requires expanded disclosures by the primary beneficiary (as defined) of a variable interest entity and by an enterprise that holds a significant variable interest in a variable interest entity but is not the primary beneficiary.

Interpretation No. 46, as revised, applies to small business issuers not later than the end of the first reporting period that ends after December 15, 2004.  This effective date includes those entities to which Interpretation 46 had previously been applied.

However, prior to the required application of Interpretation No. 46, a public entity that is a small business issuer shall apply Interpretation 46 or this Interpretation to those entities that are considered to be special-purpose entities no later than as of the end of the first reporting period that ends after December 15, 2003.

Interpretation No. 46 may be applied prospectively with a cumulative-effect adjustment as of the date on which it first applied or by restating previously issued financial statements for one or more years with a cumulative-effect adjustment as of the beginning of the first year restated.

In May 2003, the FASB issued SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity”.  SFAS No. 150 changes the accounting for certain financial instruments with characteristics of both liabilities and equity that, under previous pronouncements, issuers could account for as equity.  The new accounting guidance contained in SFAS No. 150 requires that those instruments be classified as liabilities in the balance sheet.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

2.

SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (CONTINUED)

SFAS No. 150 affects the issuer’s accounting for three types for freestanding financial instruments.  One type is mandatory redeemable shares, which the issuing company is obligated to buy back in exchange for cash or other assets.  A second type includes put options and forward purchase contracts, which involves instruments that do or may require the issuer to buy back some of its shares in exchange for cash or other assets.  The third type of instruments that are liabilities under this Statement is obligations that can be settled with shares, the monetary value of which is fixed, tied solely or predominately to a variable such as a market index, or varies inversely with the value of the issuer’s shares.  SFAS No. 150 does not apply to features embedded in a financial instrument that is not a derivative in its entirety.

Most of the provisions of Statement 150 are consistent with the existing definition of liabilities in FASB Concepts Statement No. 6, “Elements of Financial Statements”.  The remaining provisions of this Statement are consistent with the FASB’s proposal to revise the definition to encompass certain obligations that a reporting entity can or must settle by issuing its own shares.  This Statement shall be effective for financial instruments entered into or modified after May 31, 2003 and otherwise shall be effective at the beginning of the first interim period beginning after June 15, 2003, except for mandatorily redeemable financial instruments of a non-public entity, as to which the effective date is for fiscal periods beginning after December 15, 2004.

In November 2004, the FASB issued SFAS No. 151 “Inventory Costs”.  SFAS No. 151 amends the guidance in ARB No. 43, Chapter 4, “Inventory Pricing”, to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage).  In addition, SFAS No. 151 requires that allocation of fixed production overhead to the costs of conversion be based on the normal capacity of the production facilities.  The provisions of SFAS No. 151 will be effective for the Company beginning 2005.

In December 2004, the FASB issued SFAS No. 153, “Exchanges of Non-Monetary Assets, an Amendment of Accounting Principles Board (“APB”) No. 29”.  This statement amends APB Opinion No. 29, “Accounting for Nonmonetary Transactions”.

Earlier guidance had been based on the principle that exchanges of nonmonetary assets should be based on the fair value of the assets exchanged and APB No. 29 included certain exceptions to this principle.  However, FASB 153 eliminated the specific exceptions for nonmonetary exchanges with a general exception rule for all exchanges of nonmonetary assets that do not have commercial and economic substance.  A nonmonetary exchange has commercial substance only if the future cash flows of the entity is expected to change significantly as a result of the exchange.  This statement is effective for nonmonetary exchanges occurring in fiscal periods beginning after June 15, 2005.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

2.

SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (CONTINUED)

In December 2004, the FASB issued a revised SFAS No. 123, Accounting for Stock-Based Compensation, which supersedes APB opinion No. 125, Accounting for Stock Issued to Employees, and its related implementation guidance.  This statement requires a public entity to recognize and measure the cost of employee services it receives in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exceptions).  These costs will be recognized over the period during which an employee is required to provide service in exchange for the award – the requisite service period (usually the vesting period). This statement also establishes the standards for the accounting treatment of these share-based payment transactions in which an entity exchanges its equity instruments for goods or services. It addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments.  This statement shall be effective the first interim or annual reporting period that begins after December 15, 2005 for small business public entities and nonpublic companies.

The implementation of the above pronouncements are not expected to have a material effect on the Company’s consolidated financial statements or disclosures.

3.

NOTES RECEIVABLE

Notes receivable at December 31, 2004 consist of the following:

2004
Bank acceptance notes:

Due January 18, 2005 (subsequently settled)	$12,082
Due March 26, 2005 (subsequently settled)	10,023
Due May 12, 2005	60,412
Due May 17, 2005	24,164
Due June 2, 2005	6,041
Due June 14, 2005	24,165
Due June 19, 2005	71,890
Due June 22, 2005	36,389
Due June 26, 2005	72,494
Subtotal	317,660

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

Other notes receivable from unrelated companies:

Due May 20, 2005	120,824
Due May 31, 2005	936,110
Due June 30, 2005	30,206
Due December 31, 2005	321,745
Subtotal	1,408,885

Total	$1,726,545

Notes receivable from unrelated companies are interest-free and unsecured.

4.

INVENTORIES

Inventories at December 31, 2004 and 2003 consist of the following:

	2004	2003

Raw materials	$1,821,483	$1,665,158
Work-in-progress	171,605	30,106
Finished Goods	3,413,458	1,368,975
	5,406,546	3,064,239

Less: inventory reserve	(200,017)	-

Inventories, net	$5,206,529	$3,064,239

5.

DUE FROM/TO RELATED PARTIES

(I) Due From Related Parties

		2004	2003

Current:
Ningbo Tianheng Pharmaceuticals	(a)	$-	$299,636
Zhejiang Anglikang Pharmaceuticals	(b)	483,296	120,821
Jinou Group	(c)	127,156	24,180
Subtotal		610,452	444,637

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

5.

DUE FROM/TO RELATED PARTIES (CONTINUED)

Long-term:
Jin Biao	(g)	25,745	98,257
Gong Yuda	(d)	-	302,038
Xigelanci International Trade Co.	(e)	-	8,608
Shengzhou Jinji Medical Investment Co.	(f)	-	215,062
Subtotal		25,745	623,965
Total amount due from related parties		$636,197	$1,068,602

(II) Due To Related Parties

		2004	2003
Xinchang Guobang Chemicals Co., Ltd.	(h)	$-	$102,051
Zhejiang Guobang Veterinary Drug Co., Ltd.	(i)	5,074,754	116,565
Changzhou Fangyuan Pharmaceutical Ltd.	(j)	877,472	1,146,037
Total amount due to related parties		$5,952,226	$1,364,653

(III)  Due from Employees

		2004	2003

Current		$739,385	$139,181
Long-term		26,286	292,933
Total amount due from employees	(k)	$765,671	$432,114

(a)  Ninbo Tianheng Pharmaceutical (“Tianheng”) is a former shareholder of the Company.  Tianheng purchased a transfusion production line from the Company for $299,636 during 2003.  The amount was interest free, unsecured and collected on April 28, 2004.

(b)  The amount represents loans receivable from Zhejiang Anglikang Pharmaceuticals, for which the Company is a minority shareholder.  The amount was unsecured and interest was charged at a rate of 5.58% per annum, and $362,472 was collected on January 12, 2005.

(c)  The amount represents money advanced to Jinou Group, for which its director, Jin Biao, is also the legal representative of Ningbo Tianheng Pharmaceutical.  The amount is interest free, unsecured and due on April 30, 2005.

(d)  Gong Yuda us an officer of the subsidiary, Hangzhou Boda Medical Research and Development Co.  He received a loan for $302,038 in 2002.  The loan is interest free, unsecured and was collected on October 12, 2004.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

5.

DUE FROM/TO RELATED PARTIES (CONTINUED)

(e)  International Trade Co. (“Xigelanci”).  Xigelanci received a loan for $8,608 from the Company.  The amount was interest free, unsecured and was collected on September 18, 2004.

(f)  Shengzhou Jinji Medical Investment Co., a former shareholder of the Company, received a cash advance from the Company of $215,062 in 2003.  The cash advance was unsecured, interest-free and was collected on October 25, 2004.

(g)  Jin Biao, formerly the Company’s president, is now the legal representative of Ningbo Tianheng Pharmaceutical.  The amount represents advances, which are unsecured, interest-free and collectible on demand.

(h)  Li Kemin is the director of both Xinchang Guobang Chemicals Co., Ltd. and Yang Pu Aike Pharmaceutical Co., Ltd.  In 2003 Xinchang Guobang Chemicals Co., Ltd. made purchases from Yang Pu Aike Pharmaceutical Co., Ltd. amounting to $260,860 of which $102,051 remained due as of December 31, 2003 and was paid on November 11, 2004.

(i)  Zheijiang Guobang Veterinary Drug Co., Ltd., a company controlled by the directors of the Company, sold $2,740,446 of raw materials to the Company in 2004.  In addition, the Company entered into two notes with Zhejiang Guobang Veterinary Drug Co., Ltd. in the amount of $362,472, due May 19, 2005 and $538,571, due August 31, 2005, respectively.  The Company also received cash proceeds from the transfer of interest of the Company between Zhejiang Guobang Veterinary Drug Co., Ltd. and Best Nation Investment Co., Ltd. of $1,465,450, on behalf of Zhejiang Goubang Veterinary Drug Co., Ltd. in 2004.  On March 18, 2005, $1,465,450 was repaid by the Company.  The remaining balance has no fixed repayment terms, is interest-free and unsecured.

(j)  Changzhou Fangyuan Pharmaceutical, Ltd., in which the Company has 14% equity interest, sold $1,102,597 and $2,416,020 of raw materials to the Company during 2004 and 2003, respectively.  On February 1, 2005, the Company acquired an additional 47% interest of Changzhou Fangyuan Pharmaceutical, Ltd.  See Note 16.

(k)  Due from employees are interest-free, unsecured and have no repayment terms.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

6.

PLANT AND EQUIPMENT

Plant and equipment consist of the following as of December 31:

	2004	2003
At cost:
Buildings	$2,373,820	$2,354,080
Machinery	3,044,357	2,621,653
Motor vehicles	456,796	443,501
Office equipment	198,758	165,843
Leasehold improvements	734,344	111,625
	6,808,075	5,696,702

Less: Accumulated depreciation
Buildings	670,491	586,217
Machinery	1,075,361	1,036,398
Motor vehicles	188,628	144,174
Office equipment	86,211	59,194
Leasehold improvements	40,244	4,875
	2,060,935	1,830,858
Plant and equipment, net	$4,747,140	$3,865,844

The net book value of buildings pledged for certain bank loans at December 31, 2004 and 2003 are $1,302,920 and $1,362,746, respectively.  Also see Note 12.

Depreciation expense for 2004 and 2003 is $514,673 and $412,895, respectively.

The legal title of four motor vehicles purchased with an aggregate net book value of $118,755 were registered in the name of Mr. Lu Kemin, the director of Hainan, Mr. Liu Xingjun, Mr. Wang Guoqiang and Mr. Ying Jianyao, the management members of Aida.  These four individuals and the Company represent that these motor vehicles are the assets of the Company and the Company’s legal counsel has represented the ownership of the vehicles by the Company as well.  Currently, the Company is in the process of transferring the legal title of the motor vehicles to the Company.  Such transfer procedures are expected to be completed in the near future.

7.

LAND USE RIGHT

	2004	2003

Cost	$637,204	$637,204
Less: Accumulated amortization	45,584	34,147
Land use right, net	$591,620	$603,057

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

Amortization expense for the years ended December 31, 2004 and 2003 is $11,437 and $17,075, respectively.

The net book value of the land use right is pledged as collateral for the long-term bank loan at December 31, 2004.  See Note 12.

8.

PATENTS

	2004	2003

Cost	$325,544	$325,544
Less: Accumulated amortization	146,961	63,733
Patents, net	$178,583	$261,811

Amortization expense for the year ended December 31, 2004 and 2003 is $83,228 and $63,733, respectively.

Amortization expense for the next five years and thereafter is as follows:

2005	53,028
2006	53,028
2007	53,028
2008	19,499
Total	$178,583

9.

CONSTRUCTION IN PROGRESS

Construction in progress at December 31, 2004 and 2003 consist of the following:

	2004	2003
Building	$51,494	597,469
Machinery	-	507,697
Design fees	-	69,391
	$51,494	$1,174,557

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

10.

LONG-TERM INVESTMENTS

As of December 31, 2004 and 2003, long-term investments consisted of the following:

	Ownership
	Interest	2004	2003
At cost:
Changzhou Fangyuan Pharmaceutical, Ltd.	14%	$421,715	$421,715
Hangzhou Longde Medical Machinery Co., Ltd.	10.60%	97,790	97,790
Zhejiang Anglikang Pharmaceutical Co., Ltd.	4.25%	120,815	120,815
		$640,320	$640,320

In 2003, the Company recorded investment income of $120,817 from Zhejiang Anglikang Pharmaceutical Co., Ltd.  The amount was collected on June 14, 2004.

On February 1, 2005, the Company acquired an additional 47% interest of Changzhou Fangyuan Pharmaceutical, Ltd.  See Note 17.

11.

SHORT-TERM DEBT

Short-term debt as of December 31, 2004 and 2003 consists of the following:

	2004	2003
Loans from Hangzhou Commercial Bank, due
September 19, 2005 and September 4, 2004,
respectively, monthly interest only payments
at 5.84% and 5.31% per annum, respectively,
guaranteed by Xinchang Guobang Chemicals
Co., Ltd.	$604,120	$1,208,211

Loan from Hangzhou Commercial Bank, due
September 19, 2005 monthly interest only
payments at 5.84% per annum, guaranteed by
Ningbo Tianheng Pharmaceutical Co., Ltd.	604,120	-

Loans from Industrial and Commercial Bank
of China, due September 23, 2005 and April
20, 2004, respectively, monthly interest only
payments at 5.84% and 5.31 % per annum,
respectively, secured by assets owned by the
Company.	604,120	604,106

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

11.

SHORT-TERM DEBT (CONTINUED)

Loans from Industrial and Commercial Bank
of China, due August 19, 2005 and August 20,
2004, respectively, monthly interest only
payments at 5.84% and 5.31% per annum,
respectively, secured by assets owned by the
Company.	845,768	845,747

Loans from Industrial and Commercial Bank
of China, due September 20, 2005 and
September 20, 2004, respectively, monthly
interest only payments at 5.84% and 5.31% per
annum, respectively, secured by assets owned
by the Company.	755,150	755,132

Loans from Industrial and Commercial Bank
of China, due October 20, 2004, monthly
interest only payments at 5.31 % per annum,
secured by assets owned by the Company.	-	604,106

Loans from Industrial and Commercial Bank
of China, due July 20, 2005 and August 20,
2004, respectively, monthly interest only
payments at 5.84% per annum, secured by
assets owned by the Company.	724,944	724,927

Loans from Citic Industrial Bank, due March
22, 2005 and January 22, 2004, respectively,
monthly interest only payments at 5.84% per
annum, guaranteed by Xinchang Guobang
Chemicals Co., Ltd. And Jinou Group
(subsequently repaid on its due date).	362,472	362,463

Loans from Citic Industrial Bank, due June 24,
2005 and May 20, 2004, respectively, monthly
interest only payments at 5.74% and 5.58% per
annum, respectively, guaranteed by Xinchang
Guobang Chemical Co., Ltd. and Jinou
Group, and Zhejiang Medicine Co., Ltd.,
respectively.	604,120	1,449,853

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

11.

SHORT-TERM DEBT (CONTINUED)

Loans from Citic Industrial Bank, due March
17, 2005, monthly interest only payments at
5.54% per annum, guaranteed by Xinchang
Guobang Chemicals Co., Ltd. And Jinou
Group (subsequently repaid on its due date).	362,472	-

Loans from Hua Xia Bank, due March 11,
2005, monthly interest only payments at
5.31% per annum, guaranteed by Xinchang
Guobang Chemicals Co., Ltd. And Ningbo
Tianheng Pharmaceutical Co., Ltd.
(subsequently repaid on its due date).	724,944	-

Loans from China Merchants Bank, due April
07, 2005, monthly interest only payments at
5.84% per annum, guaranteed by Xinchang
Chemicals Co., Ltd.	604,120	-

Loans from China Merchants Bank, due May
12, 2005, monthly interest only payments at
5.84% per annum, guaranteed by Xinchang
Chemicals Co., Ltd.	604,120	-

Loans from Industrial and Commercial Bank
of China, due May 19, 2005 and August 11,
2004, respectively, monthly interest only
payments at 5.84% per annum, guaranteed by
Mr. Li Kemin and Hangzhou Aida
Pharmaceuticals Co., Ltd., respectively	604,120	604,105

Loans from Industrial and Commercial Bank
of China, due November 26, 2005, monthly
interest only payments at 6.70% per annum,
guaranteed by Hangzhou Aida
Pharmaceuticals Co., Ltd.	362,472	-

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

11.

SHORT-TERM DEBT (CONTINUED)

Notes payable to unrelated companies:
Due February 26, 2004	-	54,369
Due March 26, 2004	-	124,857
Due January 29, 2005 (subsequently repaid
on its due date)	63,796	-
Due March 27, 2005 (subsequently repaid on
its due date)	72,495	-
Due April 10, 2005 (subsequently repaid on
its due date)	77,931	-
Due May 16, 2005	44,584	-
	$8,625,868	$7,337,876

Interest expense for 2004 and 2003 was $505,059 and $340,801, respectively.

Notes payable to unrelated companies are interest-free and were paid on their due dates.  All the notes payable are subject to bank charges of 0.05% of the principal as commission on each loan transaction.  Bank charges for notes payable were $604 and $451 in 2004 and 2003, respectively.

Restricted cash of $258,805 is security for the notes payable at December 31, 2004.

12.

LONG-TERM BANK LOAN

As of December 31, 2004 and 2003, the Company borrowed $1,087,416 and $1,208,212 from Industrial Commercial Bank of China, respectively.  The current 2004 loan has interest at 5.49%, is secured by a building and the land use right of the Company with a net book value of $1,894,540 at December 31, 2004 and is due April 10, 2006.  Interest is accrued and paid quarterly.  During 2004 and 2003, the Company paid $63,568 and $44,219 for long-term bank loans, respectively, and $22,111 and $44,219 of interest which was capitalized as a component of building construction costs.  See Note 2(1).

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

13.

INCOME TAXES

(a)

Corporation Income Tax (“CIT”)

In accordance with the relevant tax laws and regulations of PRC, the corporation income tax (“CIT”) rate is 33%.  Hainan and Yangpu, are subsidiaries registered in Hainan, PRC, and their corporate income tax rate of 15% is the tax rate for companies registered in Hainan, PRC in accordance with the relevant tax laws in PRC.  However, in accordance with the relevant taxation laws in the PRC, from the time that a company has its first profitable year, a foreign investment company is exempt from corporate income tax for its first two years and is then entitled to a 50% tax reduction for the succeeding three years.  For Hangzhou and Hainan, the first profitable year for income tax purposes as a foreign investment company was 2004.  Income tax expense for the years ended December 31, 2004 and 2003 is summarized as follows:

	2004	2003
Current:
CIT	$47,464	$632,392

Deferred:
CIT	$124,181	$74,042

Income tax expense	$171,645	$706,434

The Company’s income tax expense differs from the “expected” tax expense for the years ended December 31, 2004 and 2003 (computed by applying the CIT rate of 33 percent to income before income taxes) as follows:

	2004	2003

Computed "expected" expense	$872,681	$717,734
Timing differences	124,181	74,042
Tax exemptions	(825,217)	(85,342)

Income tax expense	$171,645	$706,434

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

13.

INCOME TAXES (CONTINUED)

	2004	2003

Deferred tax assets:
Current portion:
Selling and distribution expenses	$-	$69,007
Subtotal	-	69,007

Non-current portion:
Depreciation	55,797	48,244
Impairment and amortization	64,243	59,712
Bad debt provision	35,236	47,905
Pre-operating expenses	18,914	53,212
Research and development costs	13,112	14,445
Other	27,636	26,831
Less: Valuation allowance	-	(36,854)
Subtotal	214,938	213,495

Total deferred tax assets	214,938	282,502

Deferred tax liabilities:
Current portion:
Sales cut-off	58,405	45,627
Others	49,048	17,503
Subtotal	107,453	63,130

Non-current portion:
Subsidy income	74,339	74,337
Government grant	73,401	73,399
Other	26,883	14,593
Subtotal	174,623	162,329

Total deferred tax liabilities	282,076	225,459

Net deferred (liabilities) assets	$(67,138)	$57,043

The recoverability of the deferred tax benefit for the Hainan subsidiary is uncertain given the fact that Hainan was a newly established company in 2002.  At December 31, 2003, an allowance of $36,854 was applied on the total deferred tax assets of Hainan.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

13.

INCOME TAXES (CONTINUED)

(b)

Value Added Tax (“VAT”)

In accordance with the relevant tax laws in the PRC, the VAT rate for export sales is 0% and domestic sales is 17%.  VAT is levied at 17% on the invoiced value of sales and is payable by the purchaser.  The Company is required to remit the VAT collected to the tax authority, but may deduct therefrom the VAT paid on eligible purchases.

The VAT payable of $590,397 and $282,862 at December 31, 2004 and 2003, respectively are included in other payables and accrued expenses in the accompanying consolidated balance sheets.

14.

COMMITMENTS AND CONTINGENCIES

The Company occupies plant and office space leased from third parties.  Accordingly, for the years ended December 31, 2004 and 2003 the Company recognized rental expense for these spaces of $385,736 and $62,021, respectively.

As of December 31, 2004, the Company has outstanding commitments with respect to non-cancelable operating leases for real estate, which fall due as follows:

Year Ending December 31,	Amount
2005	$507,048
2006	304,681
2007	263,080
2008	243,999
2009	194,124
Thereafter	364,756
Total	$1,877,688

15.

REGISTERED CAPITAL

The registered capital of the Company as of December 31, 2004 and 2003 is as follows:

Registered Capital	December 31, 2004		December 31, 2003

Earjoy Group Ltd.	$3,443,323	100%	$-	-
Zhejiang Guobang Veterinary Drug Do., Ltd.	-	-	1,208,167	48.78%
Xinchang Tongji Investment Co., Ltd.	-	-	540,431	21.82%
Xinchang Jinchang Industrial Co., Ltd.	-	-	485,430	19.60%
Ningbo Tianheng Pharmaceutical Co., Ltd.	-	-	242,715	9.80%
	$3,443,323	100%	$2,476,743	100%

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

15.

REGISTERED CAPITAL (CONTINUED)

On February 28, 2004, the board of directors of the Company approved the transfer of 9.8% of the Company’s shares from Ningbo Tianheng Pharmaceutical Co., Ltd. to Shengzhou Jinji Medical Investment Co., Ltd. for $242,725.  On the same day, the Company also approved the transfer of 48.78% of the Company’s shares from Zhejiang Guobang Veterinary Drug Do., Ltd. to Xinchang Jinchang Industrial Co., Ltd. for $462,366, Xinchang Tongji Investment Co., Ltd. for $514,679 and Shengzhou Jinji Medical Investment Co., Ltd. for $231,122.  On April 28, 2004, all of the then existing shareholders of the Company agreed to transfer all their interest in the Company to Best Nation Investment Co., Ltd. for $3,004,203.

On September 23, 2004, Best Nation Investment Co., Ltd. contributed additional cash of $966,580 into the Company.

On December 22, 2004, Best Nation Investment Co., Ltd. entered into an agreement with Earjoy Group Ltd. to transfer all the interest in the Company to Earjoy Group Ltd. for $1.  All of the transfers of the related certificates are still in progress by both parties and are estimated to be finalized in the near future.

16.

DIVIDEND

On March 31, 2004, the Company declared cash dividends to the Company’s then existing shareholders of $1,745,781, which were paid before December 31, 2004.  The dividends were distributed as follows:

Name of former shareholders:

Xinchang Tongji Investment Co., Ltd.	$743,720
Xinchang Jinchang Industrial Co., Ltd.	668,075
Shengzhou Jinji Pharmaceutical Co., Ltd.	333,985
$1,745,780

17.

SUBSEQUENT EVENTS

On February 1, 2005, the Company purchased an additional 47% interest in Changzhou Fangyuan Pharmaceutical Ltd. for $2,899,776.  Thereafter, Changzhou Fangyuan Pharmaceutical Ltd. became a 61% owned subsidiary of the Company.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

17.

SUBSEQUENT EVENTS (CONTINUED)

The following table reflects the unaudited pro forma combined results of operations for the year ended December 31, 2004, assuming the acquisition had occurred at the beginning of 2004.

Revenue	$22,866,402
Net income	$2,130,963

A summary of the estimated value of the assets acquired and liabilities assumed at the acquisition date is as follows:

Cash and cash equivalents	$2,274,801
Other current assets	4,237,894
Non-current assets	10,667,720
Goodwill	644,356
Current liabilities	(8,469,996)
Non-current liabilities	(4,458,406)
Minority interest	(1,658,285)

Total investment in Changzhou Fangyuan Pharmaceutical Ltd.	$3,238,084

On February 24, 2005, the Company purchased 55% of the outstanding shares of Shanghai Qiaer Bio-technology Co., Ltd., a company engaged in the research, development and sales of pharmaceutical products and related services.  The pro forma effect of this acquisition is immaterial to the consolidated financial statements.